Exhibit 10.10

SECOND AMENDMENT TO WARRANT CERTIFICATES

Reference is hereby made to Warrant Certificate nos. 1 through 9 inclusive (collectively, the “Warrants” and individually a “Warrant”) dated February 5, 1999, and the first Amendment to the Warrant, dated June 9, 2000, of Ascendant Solutions, Inc., a Delaware corporation, (formerly known as ASD Systems, Inc., a Texas corporation) (the “Company”). Each of the Warrants was issued in the name of CKM Software Partners, Skip Victor and/or Russell Belinsky. Capitalized terms defined in the Warrants shall have the same meaning herein unless otherwise specifically provided herein.

Pursuant to Section 7(a) of the Warrants, each Warrant is hereby amended to provide the following additional rights:

1.	Per Section 1 of the Warrants state that they will expire on February 5, 2004. This Amendment will extend the life of the Warrants and the new expiration date will be February 5, 2006 for each Warrant.

2.	Sections 10, 11 and 12 of the Warrants are hereby incorporated herein by this reference.

3.	Except as specifically provided above, all other provisions of the Warrant Certificates shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment to Warrant Certificates as of the 21st day of July, 2003.

ASCENDANT SOLUTIONS, INC., a Delaware corporation (formerly known as ASD Systems, Inc., a Texas corporation)

By:	/S/ DAVID E. BOWE
David E. Bowe, President & CEO
REGISTERED OWNER: CKM SOFTWARE PARTNERS (With respect to Warrants No. 1, 4 & 7)

By:	/S/ JONATHAN BLOCH
Jonathan Bloch, General Partner